AMENDMENT NO. 1 TO CREDIT AGREEMENT

Praxair, Inc. and Subsidiaries
Exhibit 10.17a

AMENDMENT NO. 1 TO CREDIT AGREEMENT

AMENDMENT dated as of February 15, 2006 (this "Amendment") to the Credit Agreement dated as of December 23, 2004 among Praxair, Inc., the Eligible Subsidiaries referred to therein, the Lenders party thereto, JPMorgan Chase Bank, N.A., as Administrative Agent, Bank of America, N.A., as Syndication Agent and Citibank, N.A. and Credit Suisse First Boston LLC (formerly known as Credit Suisse First Boston) as Co-Documentation Agents (the "Agreement").

The parties hereto agree as follows:

Section 1. Defined Terms; References. Unless otherwise specifically defined herein, each term used herein that is defined in the Agreement has the meaning assigned to such term in the Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Agreement shall, after this Amendment becomes effective, refer to the Agreement as amended hereby.

Section 2. Amendments. (a) Section 1.01 of the Agreement is amended by (i) adding the following new definition:

"Letter of Credit Termination Date" means (i) December 23, 2009, or (ii) such later day to which the Termination Date shall have been extended as to all Lenders pursuant to Section 2.01(c) or 11.05, but if such day is not a Euro-Currency Business Day, then the Letter of Credit Termination Date shall be the next succeeding Euro-Currency Business Day unless such Euro-Currency Business Day falls in another calendar month, in which case the Letter of Credit Termination Date shall be the next preceding Euro-Currency Business Day.

and (ii) changing the definition of "Termination Date" to read as follows:

"Termination Date" means with respect to any Lender (i) December 23, 2010 or (ii) such later day to which the Termination Date may be extended with respect to such Lender pursuant to Section 2.01(c) or 11.05, but in each case if such day is not a Euro-Currency Business Day, then the Termination Date shall be the next succeeding Euro-Currency Business Day unless such Euro-Currency Business Day falls in another calendar month, in which case the Termination Date shall be the next preceding Euro-Currency Business Day.

(b)  Section 2.16 is amended by replacing the term "Termination Date" each time it appears therein with the term "Letter of Credit Termination Date."

Section 3. Representations of Borrower. The Company represents and warrants that on and as of the date hereof (i) the representations and warranties of the Company set forth in Article 4 of the Agreement are true and (ii) no Default has occurred and is continuing on such date.

Section 4. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

Section 5. Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

Section 6. Effectiveness. This Amendment shall become effective when the Administrative Agent shall have received from each of the Company and the Required Lenders a counterpart hereof signed by such party or facsimile or other written confirmation (in form satisfactory to the Administrative Agent) that such party has signed a counterpart hereof; provided that the extension of the Termination Date pursuant to Section 2(a)(ii) above shall not be effective as to, and the Termination Date shall remain December 23, 2009 with respect to, the Commitment of any Lender not signing counterpart hereof.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the date first above written.

PRAXAIR, INC.
By:
Name:
Title:

JPMORGAN CHASE BANK, N.A., as Administrative Agent and Lender
By:
Name:
Title:

Bank of America N.A.
By:
Name:
Title:

CITIBANK, N.A.
By:
Name:
Title:

CREDIT SUISSE, CAYMAN ISLANDS BRANCH (formerly known as, Credit Suisse First Boston, Acting Through Its Cayman Islands Branch)
By:
Name:
Title:

ABN AMRO Bank N.V.
By:
Name:
Title:

Mellon Bank, N.A.
By:
Name:
Title:

Bank of Tokyo-Mitsubishi UFJ Trust Company
By:
Name:
Title:

DEUTSCHE BANK AG NEW YORK BRANCH
By:
Name:
Title:

HSBC BANK USA, NATIONAL ASSOCIATION
By:
Name:
Title:

MERRILL LYNCH BANK USA
By:
Name:
Title:

BANCO SANTANDER CENTRAL HISPANO, S.A., NEW YORK BRANCH
By:
Name:
Title:

BANCO BILBAO VIZCAYA ARGENTARIA S.A.
By:
Name:
Title:

SOCIETE GENERALE
By:
Name:
Title: